                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)        March 31, 2005
                                                       -------------------------

                              WILLBROS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
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                 (State or Other Jurisdiction of Incorporation)

            1-11953                                  98-0160660
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    (Commission File Number)              (IRS Employer Identification No.)

                       Plaza 2000 Building, 50th Street,
           8th Floor, P.O. Box 0816-01098, Panama, Republic of Panama
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  (Address of Principal Executive Offices)                   (Zip Code)

                                 (507) 213-0947
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS.

On March 31, 2005, Willbros Group, Inc. (the "Company"), issued a press release announcing that it will delay filing of its Annual Report on Form 10-K for the year ended December 31, 2004 beyond the March 31, 2005 extended deadline. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)      The following exhibit is filed herewith:

                99    Press Release dated March 31, 2005.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WILLBROS GROUP, INC.


Date:  March 31, 2005                          By: /s/ Warren L. Williams
                                                   -----------------------------
                                                   Warren L. Williams
                                                   Senior Vice President, Chief
                                                   Financial Officer and
                                                   Treasurer


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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------
     99                    Press Release dated March 31, 2005.

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